UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 1997

                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                               0-28148                59-2452823
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                            33134
(Address of principal executive offices)                          (Zip Code)

                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
  (Former name, former address, and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On November 7, 1997, The Vincam Group, Inc. (the "Company") announced a three-for-two stock split (the "Stock Split") of its outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"). The Stock Split will be effected in the form of a stock dividend and will entitle each shareholder of record on November 21, 1997 (the "Record Date") to receive an additional share of Common Stock for every two shares of Common Stock held by such shareholder on the Record Date. The stock dividend will be paid on December 10, 1997. The Company will pay cash in lieu of fractional shares resulting from the Stock Split based on the last sale price as reported on the NASDAQ National Market System on the Record Date.

         As a result of the Stock Split, (i) the Company's Registration Statement on Form S-8 effective on July 31, 1996 (Registration Statement No. 333-08003) shall relate to up to 2,199,998 shares of Common Stock and (ii) the Company's Registration Statement on Form S-3 effective on November 12, 1997 (Registration Statement No. 333-39681) shall relate to up to 182,724 shares of Common Stock in the aggregate, with the following number of shares being registered for resale by the individuals listed below:

Gregory J. Packer, as                      182,482
Trustee of the Revocable
Living Trust of Gregory
John Packer

Arthur Stefanski                                66

Lynne Affolder                                  55

John Gillis                                     55

Renee Mourad                                    45

James Mack                                      21

         Statements in this Form 8-K relating to matters that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performances or achievements of The Vincam Group, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such known and unknown risks, uncertainties and other factors include, but are not limited to, the following: (i) potential for unfavorable interpretation of government regulations relating to labor, taxes, insurance, employment matters and the provision of managed care services; (ii) the Company's ability to obtain or maintain all required licenses or certifications required to further expand the range of specialized managed

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care services offered by the Company; (iii) potential increases in the Company's costs, such as health care costs, that the Company may not be able to reflect immediately in its service fees; (iv) the Company's ability to offer its services to prospective clients in additional states where it has less or no market penetration; (v) the level of acquisition opportunities available to the Company and the Company's ability to efficiently price and negotiate such acquisitions on a favorable basis; (vi) the financial condition of the Company's clients; (vii) additional regulatory requirements affecting the Company; (viii) the impact of competition from existing and new professional employer organizations; (ix) the failure to properly manage growth and successfully integrate acquired companies and operations, and to achieve synergies and other cost savings in the operation of acquired companies; and (x) other factors which are described in further detail in the Company's filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE VINCAM GROUP, INC.

Date: NOVEMBER 21, 1997                By: /s/ STEPHEN L. WAECHTER
                                           ------------------------
                                           Stephen L. Waechter, Chief Financial
                                           Officer and Senior Vice President
                                           Finance and Administration (Principal
                                           Financial Officer)

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